UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 7, 2009
Date of Report (Date of earliest event reported)

2020 CHINACAP ACQUIRCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33799	20-5500605
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

c/o Surfmax Corporation
221 Boston Post Road East
Suite 410
	Marlborough, Massachusetts	01752
	(Address of principal executive offices)	(Zip Code)

(508) 624-4948
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On January 7, 2009, 2020 ChinaCap Acquirco, Inc. (the “Company”) was notified that, effective December 8, 2008, the personnel of Grobstein Horwath & Company LLP (“GHC”) have joined with Crowe Horwath LLP (“Crowe”) resulting in the resignation of  GHC as independent registered public accounting firm for the Company. Crowe was appointed as the Company’s new independent registered public accounting firm.

The audit reports of GHC on the financial statements of the Company as of and for the years ended to December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to engage Crowe was approved by the audit committee of the board of directors on January 9, 2009.

During the Company’s most two recent fiscal years ended December 31, 2007 and 2006 and through January 7, 2009, the Company did not consult with Crowe on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Crowe did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s financial statements for the fiscal year ended December 31, 2007 and 2006 and through the date of this Current Report, there were: (i) no disagreements between the Company and GHC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHC, would have caused GHC to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GHC a copy of the disclosures in this Form 8-K and has requested that GHC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GHC agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated January 13, 2009, furnished by GHC in response to that request is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                      Description

    99.1                                Letter from Grobstein Horwath & Company LLP dated January 13, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2020 CHINACAP ACQUIRCO, INC.
Date: January 13, 2009	By:	/s/ Louis Koo
	Name:	Louis Koo
	Title:	Vice Chairman and Chief Financial Officer